UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 23, 2012

CELLDEX THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-15006	13-3191702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

119 Fourth Avenue

Needham, Massachusetts 02494-2725

(Address of principal executive offices) (Zip Code)

(781) 433-0771

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD.

On May 23, 2012, Celldex Therapeutics, Inc. (the “Company”) issued a press release and held a webcast to announce the preliminary results from the Company’s randomized Phase 2b EMERGE study of CDX-011 (glembatumumab vedotin) antibody drug conjugate in patients with glycoprotein NMB (GPNMB) expressing, advanced, heavily pre-treated breast cancer.  A copy of the press release is attached hereto as Exhibit 99.1.  The presentation is attached hereto as Exhibit 99.2.  The Company undertakes no obligation to update, supplement or amend the press release or the presentation materials.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

This Current Report on Form 8-K, including exhibit 99.1 and 99.2, contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including those related to the Company’s strategic focus and the future development and commercialization of CDX-011 or any of our other drug candidates, including rindopepimut (CDX-110), CDX-1135 (formerly TP10), CDX-1401, CDX-1127, CDX-301, Belinostat and any future action we or the FDA (or any other regulator) might take with respect to regulatory approvals. Forward-looking statements reflect management’s current knowledge, assumptions, judgment and expectations regarding future performance or events. Although management believes that the expectations reflected in such statements are reasonable, they give no assurance that such expectations will prove to be correct and you should be aware that actual results could differ materially from those contained in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, future actions that the FDA and other regulators might take or not take with respect to CDX-011 or any drug candidate, the market for CDX-011 or any other drug candidate or assay, future clinical testing which will be necessary before FDA approval could be sought, our ability to obtain additional capital on acceptable terms, or at all, including the additional capital which will be necessary to complete the clinical trials that we initiated in 2011 and plan to initiate in 2012; our ability to adapt APC Targeting TechnologyTM to develop new, safe and effective vaccines against oncology and infectious disease indications; our ability to successfully complete product research and further development of our programs; the uncertainties inherent in clinical testing; our limited experience in bringing programs through Phase 3 clinical trials; our ability to manage research and development efforts for multiple products at varying stages of development; the timing, cost and uncertainty of obtaining regulatory approvals; the failure of the market for the Company’s programs to continue to develop; our limited cash reserves and our ability to obtain additional capital on acceptable terms, or at all; our ability to protect the Company’s intellectual property; the loss of any executive officers or key personnel or consultants; competition; changes in the regulatory landscape or the imposition of regulations that affect the Company’s products; and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Form 10-K for the fiscal year ended December 31, 2011, and its Forms 10-Q and 8-K.

All forward-looking statements are expressly qualified in their entirety by this cautionary notice.  You are cautions not to place undue reliance on any forward-looking statements, which speak only as of the date of this Current Report on Form 8-K.  We have no obligation, and expressly disclaim any obligation, to update, revise or correct any of the forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of Celldex Therapeutics, Inc., dated May 23, 2012.

99.2	Presentation of Celldex Therapeutics, Inc., dated May 23, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Celldex Therapeutics, Inc.

Dated: May 23, 2012	By:	/s/ Avery W. Catlin
Avery W. Catlin
Senior Vice President and
Chief Financial Officer

Exhibit Index

99.1	Press Release of Celldex Therapeutics, Inc., dated May 23, 2012.

99.2	Presentation of Celldex Therapeutics, Inc., dated May 23, 2012.